SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              7/25/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On       7/25/02 a scheduled distribution was made from the Trust
         to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 7/25/02 The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                           7/25/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                      7/25/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $450,000,000      $2,813,409        2.13500%
A-2         $75,000,000        $75,000,000        $299,412         2.22000%
A-3         $100,000,000       $100,000,000       $399,216         2.18000%
A-4         $191,000,000       $191,000,000       $762,502         2.14000%
A-IO        $495,720,000       $495,720,000          $0            6.16000%
M-1         $57,500,000        $57,500,000           $0            2.72000%
M-2         $43,250,000        $43,250,000           $0            3.24000%
B-1         $33,500,000        $33,500,000           $0            4.14000%
B-2          $9,750,000         $9,750,000           $0            4.59000%
X           $960,000,050       $960,000,050          $0               N/A
R               $50                $50               $50           2.16000%
Total       $960,000,050       $960,000,050      $4,274,589







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $747,250              N/A              $0          $447,186,591
      A-2     $129,500              N/A              $0          $74,700,588
      A-3     $169,556              N/A              $0          $99,600,784
      A-4     $317,909              N/A              $0          $190,237,498
     A-IO    $2,623,474             N/A              $0          $493,123,218
      M-1     $121,644              $0               $0          $57,500,000
      M-2     $108,990              $0               $0          $43,250,000
      B-1     $107,870              $0               $0          $33,500,000
      B-2     $34,808               $0               $0           $9,750,000
        X    $2,157,900             N/A              $0          $955,725,462
        R        $0                 N/A              $0               $0
    Total    $6,518,900             $0               $0          $955,725,461






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           6.2520            1.6606          0.0000
A-2           22541NAB5           3.9922            1.7267          0.0000
A-3           22541NAC3           3.9922            1.6956          0.0000
A-4           22541NAD1           3.9922            1.6644          0.0000
A-IO          22541NAE9           0.0000            5.2922          0.0000
M-1           22541NAG4           0.0000            2.1156          0.0000
M-2           22541NAH2           0.0000            2.5200          0.0000
B-1           22541NAJ8           0.0000            3.2200          0.0000
B-2           22541NAK5           0.0000            3.5700          0.0000
X                                 0.0000            2.2478            N/A
R             22541NAF6          1000.0000          1.6000          0.0000










Class                               End
A-1                              993.7480
A-2                              996.0078
A-3                              996.0078
A-4                              996.0078
A-IO                             994.7616
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                995.5473
R                                 0.0000

                                   Grp 1            Grp 2            Total
Principal Distributions:
Beginning Balance *             523,688,349      423,125,002      946,813,351
     Scheduled Principal          325,068          276,543          601,611
     Prepays (Includes Curt)     2,488,341        1,184,637        3,672,978
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     2,813,409        1,461,180        4,274,589
     Net Realized Losses             0                0                0
Ending Balance                  520,874,940      421,663,822      942,538,762
Agg End Coll Bal                526,598,356      429,127,105      955,725,462

Ending Overcollateralization Amt                                       0

Prefunding Account:
Beginning Balance               18,686,234        24,794,194      43,480,429
Subsequent Transfer             12,962,818        17,330,911      30,293,729
Added to avail cert prin             0                0                0
Amt on Dep in Pref Acct          5,723,416        7,463,283       13,186,700



Interest Distributions:
Sched Int - Net of Serv Fee      3,590,484        2,844,014        6,434,498
Capit Int Acct withdrawals        24,515            31,967          56,482
Less Relief Act Interest Sho         0                0                0
                                 3,614,999        2,875,981        6,490,980


Capitalized Interest Account:
Beginning Balance                                                   617,050
less: Capit Int Req               24,515            31,967          56,482
less: W/D of Overfunded Int Amt to Dep                              443,745
Ending Balance                       0                0             116,823


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     218,203          176,475          394,679
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,637            6,171           13,808
FSA Premium                       22,500            14,550          37,050

Advances
Curr Agg  Adv as of det date                                       4,642,446
Out Agg Adv as of end of prior calendar month                      4,642,446



Delinquency Information


                Grp 1                               Grp 2
                Count             Balance           Count           Balance
30-59             6               693,434             18           2,072,055
60-89             3               156,199             3             342,745
90+               0                  0                1             83,853

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

REO
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

Bankruptcies
                Count             Balance
Grp 1             0                  0
Grp 2             1               58,362

                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        10                4               14
Amt of Prep Premiums              52,099            26,679          78,778

Curr. Three Month Del.Rate                                         0.06709%
(60+days)
Rolling Three Month Del. Rate                                      0.06709%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 352              351              351
WAC                              8.72683%          8.57193%        8.65761%
NET WAC                          8.20988%          8.04824%        8.13764%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans                 3,944            2,464            6,408

Senior Enhancement %                                               15.27789%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  2.89004%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA